Exhibit 99.2

Unaudited Financial Statements of Lone Wolf, Inc., as of September 30, 2012.

Lone Wolf, Inc

(A Development Stage Company)

Balance Sheets

Unaudited

	September 30, 2012	June 30, 2012
ASSETS

Current assets
Cash	$-	$4,772
Accounts receivable	5,000	10,000
Investment	8,360	3,553
Total current assets	13,360	18,325

Total assets	$13,360	$18,325

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable and accrued expenses	$38,726	$36,731
Note payable	79,000	-
Book overdraft	332	-
Due to related parties	1,216	600
Total current liabilities	119,274	37,331

Convertible note payable	33,500	33,500
Total liabilities	152,774	70,831

Stockholders' deficit
Preferred stock, $0.10 par value, 1,000,000 shares authorized
Series Seed: 1,000,000 designated, 1,000,000 issued and outstanding	100,000	100,000
Common stock, $0.10 par value, authorized 10,000,000 shares, 9,000,000 issued and outstanding.	900,000	900,000
Deficit accumulated during development stage	(1,142,549)	(1,050,834)
Other comprehensive income (loss)	3,135	(1,672)
Total stockholders' deficit	(139,414)	(52,506)

Total liabilities and stockholders' deficit	$13,360	$18,325

The accompanying notes are an integral part of these financial statements.

Lone Wolf, Inc

(A Development Stage Company)

Statements of Operations and Comprehensive Income

Unaudited

			From inception
	Three Months Ended	Three Months Ended	(August 1, 2010)
	September 30, 2012	September 30, 2011	through September 30, 2012

Revenue	$-	$20,927	$250,278

Operating expenses
Legal and professional fees	46,466	1,244	346,574
General and administrative	30,768	8,045	115,028
Marketing expense	9,481	962	34,425
Bad debt expense	5,000	-	5,000
Total operating expenses	91,715	10,250	501,027

Loss from operations	(91,715)	10,676	(250,749)

Other expenses
State corporate tax expense	-	-	800
Total other expenses	- #	-	800

Net income (loss)	$(91,715)	$10,676	$(251,549)

Unrealized gain on investment	4,807	-	3,135

Comprehensive income (loss)	$(86,908)	$10,676	$(248,414)

Weighted average number of common
shares outstanding - basic and diluted	9,000,000	1,000,000

Basic and diluted income (loss) per
common share	$(0.01)	$0.01

The accompanying notes are an integral part of these financial statements.

Lone Wolf, Inc

(A Development Stage Company)

Statement of Cash Flows

Unaudited

	Three Months Ended	Three Months Ended	From Inception (August 1, 2010) through
	September 30,	September 30,	September 30,
	2012	2011	2012

Cash flows from operating activities:
Net income (loss)	$(91,715)	$10,676	$(251,549)
Adjustments to reconcile net loss
to net cash used in operating activities:
Bad debt expense	5,000	-	5,000
Shares issued for services	-	-	9,000
Shares received for revenue	-	-	(5,225)
Change in operating assets and liabilities:
Accounts receivable	-	24,925	(10,000)
Accounts payable and accrued expenses	1,995	(31,392)	38,726
Net cash flows provided by (used in) operating activities	(84,720)	4,209	(214,048)

Cash flows from investing activities:
Purchase of equipment	-	(1,400)	-
Net cash flows used in investing activities	-	(1,400)	-

Cash flows from financing activities:
Bank overdraft	332	-	332
Advances from (repayments to) related parties	616	(1,773)	1,216
Proceeds from note payable	79,000	-	79,000
Proceeds from convertible notes payable	-	-	33,500
Proceeds from the issuance of preferred stock	-	-	100,000
Net cash flows provided by (used in) financing activities	79,948	(1,773)	214,048

Net change in cash	(4,772)	1,036	-

Cash, beginning of period	4,772	(720)	-

Cash, end of period	$-	$316	$-

Supplemental non-cash activities
Change in fair value of investments	$4,807	$-	$3,135

The accompanying notes are an integral part of these financial statements.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1. – Organization and Nature of Business

Lone Wolf, Inc. (the “Company”) was organized in State of California on August 1, 2010. The Company is a marketing and social media development company. Through the Company’s website, www.smashnetworks.com, the Company provides live celebrity content, interaction, and other consumer-driven content.

As of September 30, 2012, the Company is currently in the development stage as defined in Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 915. The Company has limited revenues, net losses from operations and negative cash flows from operations.

Going Concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As of September 30, 2012, the Company had an accumulated deficit during development stage of $1,142,549. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. The Company is contemplating conducting an offering of its debt or equity securities to obtain additional operating capital. The Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing. There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States, and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. As of September 30, 2012 and June 30, 2012, there were no cash equivalents.

Revenue Recognition

The Company recognizes revenue and gains when earned and related costs of sales and expenses when incurred. The Company recognizes revenue in accordance with Accounting Standards Codification Section 605-10-599, Revenue Recognition, Overall, SEC Materials ("Section 605-10-599"). Section 605-10-599 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) the fee is fixed and determinable; and (4) collectability is reasonably assured. Cost of products sold consists of the cost of the purchased goods and labor related to the corresponding sales transaction. When a right of return exists, the Company defers revenues until the right of return expires. The Company recognizes revenue from services at the time the services are completed.

Fair Value of Financial Instruments

The Company’s financial instruments include cash, accounts receivable, investments, accounts payable, and notes payable. All instruments are accounted for on a historical cost basis except for the investments, which, due to the short maturity of these financial instruments, approximates fair value at September 30, 2012 and June 30, 2012. The Company did not engage in any transaction involving derivative instruments.

Marketable Securities

Marketable securities are held for an indefinite period of time and thus are classified as available-for-sale securities. Realized investment gains and losses are included in the statement of operations, as are provisions for other than temporary declines in the market value of available for-sale-securities. Unrealized gains and

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Marketable Securities, continued

unrealized losses deemed to be temporary are excluded from earnings (losses), net of applicable taxes, as a component of other comprehensive income (loss). Factors considered in judging whether an impairment is other than temporary include the financial condition, business prospects and creditworthiness of the issuer, the length of time that fair value has been less than cost, the relative amount of decline, and the Company’s ability and intent to hold the investment until the fair value recovers.

Net Loss per Share Calculation

Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”. Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

Income Taxes

The Company accounts for its income taxes in accordance with Income Taxes Topic of the FASB ASC 740, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Recently Issued Accounting Pronouncements

The Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

Note 3. Accounts Receivable, Net

Accounts receivable as of September 30, 2012 and June 30, 2012, consists of the following:

	September 30, 2012	June 30, 2012
Accounts receivable	$10,000	$10,000
Less: allowance for doubtful accounts	(5,000)	-
Accounts receivable, net	$5,000	$10,000

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 4 –Marketable Securities and Investments

The following is a summary of available-for-sale marketable securities as of September 30, 2012 and June 30, 2012:

	September 30, 2012
	Cost	Unrealized (Loss)	Unrealized Gain	Market or Fair Value
Equity securities	$5,225	$-	$3,135	$8,360
Total	$5,225	$-	$3,135	$8,360

	June 30, 2012
	Cost	Unrealized (Loss)	Unrealized Gain	Market or Fair Value
Equity securities	$5,225	$(1,672)	$-	$3,553
Total	$5,225	$(1,672)	$-	$3,553

The following is a summary of unrealized gains and losses as presented in Other Comprehensive Income (loss) as of September 30, 2012 and June 30, 2012:

	September 30, 2012
	Unrealized (Loss)	Unrealized Gain	Other Comprehensive Income (Loss)
Equity securities	$(1,672)	$4,807	$3,135
Total	$(1,672)	$4,807	$3,135

	June 30, 2012
	Unrealized (Loss)	Unrealized Gain	Other Comprehensive Income (Loss)
Equity securities	$(1,672)	$-	$(1,672)
Total	$(1,672)	$-	$(1,672)

The Company classifies securities that have a readily determinable fair value and are not bought and not held principally for the purpose of selling them in the near term as securities available-for-sale, pursuant to FASB ASC 320-10, Investments-Debt & Equity Securities. Under FASB ASC 320-10, unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported in other comprehensive income (loss) until realized.

Note 5 – Related Party Transactions

As of September 30, 2012 and June 30, 2012, the Company has a loan payable of $1,216 and $600, respectively, to related parties. These advances are unsecured, non-interest bearing, and due on demand.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 6 – Note Payable

As of September 30, 2012 and June 30, 2012, the Company had a note payable in the amount of $79,000 and $0, respectively, with a 10% interest rate per annum, due December 31, 2012. This note is due and payable to Mimvi, Inc. which acquired the Company subsequent to the date of these financial statements (see Note 9).

Note 7. Convertible Notes Payable

On May 23, 2012, the Company entered into a note agreement wherein the Company secured $33,500, terms of which are, interest at the rate of 11.5% per annum, until the maturity date of May 23, 2015. The lender has the following two options to convert. First conversion option is upon a qualified financing. If a qualified financing occurs on or prior to the Maturity Date, then the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall automatically convert into fully paid and non-assessable shares of the Preferred Stock issued in such Qualified Financing at the conversion price. Qualified Financing is defined as a transaction or series of transactions pursuant to which the company issues and sells shares of Preferred Stock for aggregate gross proceeds of at least $1,000,000 with the principal purpose of raising capital.

Second conversion option is conversion after a change of control. If a change of control occurs prior to a qualified financing, then at any time after the change of control at the election of the investor, the outstanding principal amount of this note and all accrued and unpaid interest on this note may be converted into fully paid and non-assessable shares of the common stock at a price per share equal to $0.25. As of May 23, 2012, there is no beneficial conversion feature for these notes since the fair value of shares are less than the conversion price. As of September 30, 2012, no amounts have been converted.

For the three months ended September 30, 2012, interest expense related to notes payable was $0.

Note 8 – Stockholders’ Deficit

Preferred Stock

As of September 30, 2012, the Company's capital structure consisted of common shares and Series Seed preferred shares. As of September 30, 2012, the Company had 1,000,000 series seed preferred shares issued and outstanding. The Company's articles of incorporation authorize the Company to issue up to 1,000,000 shares of $.10 par, Series Seed preferred shares having preferences to be determined by the board of directors for dividends, and liquidation of the Company's assets. One share of preferred shares are equivalent to one share of common stock.

Common Stock

As of September 30, 2012, the Company had 9,000,000 shares of its common stock issued and outstanding. The Company's articles of incorporation authorize the Company to issue up to 10,000,000 shares of $.10 par, common stock having preferences to be determined by the board of directors for dividends, and liquidation of the Company's assets. The holders are entitled to one vote for each share on matters submitted to a vote to shareholders, and to share pro rata in all dividends payable on common stock after payment of dividends on any preferred shares having preference in payment of dividends.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 9. Subsequent Events

As disclosed in Note 6, the Company secured a note for operating expenses. The note is unsecured and bears an annual interest rate of 10% with a maturity date of December 31, 2012. On January 7, 2013, the note was terminated and the balance due under the note was waived by Mimvi, Inc. Pursuant to this waiver all amounts due and owing as of December 31, 2012 by the Company to Mimvi, Inc. were expensed as consulting and administrative expenses by Mimvi, Inc.

Agreement and Plan of Merger

On December 28, 2012, the Company, Mimvi, Inc., Wolf Acquisition Corporation, the Company’s Principal Shareholders and the Shareholders’ Representative entered into an Amendment No. 1 to Agreement and Plan of Merger for the purpose of, among other things, (i) reducing the number of shares issuable in the merger to a maximum of 850,000 shares of Mimvi Common Stock, less a number of shares of Mimvi Common Stock equal to the amount of the outstanding debt of the Company and unpaid transaction expenses; and (ii) reducing the number of Escrow Shares to 200,000. The Amendment and the transactions contemplated thereby were approved by the Company’s board of directors on December 28, 2012.

On January 7, 2013, pursuant to the terms of the Merger Agreement, Wolf Acquisition Corporation was merged with and into the Company along with the Company being the surviving corporation. Upon completion of the Merger, the Company became a wholly-owned subsidiary of Mimvi, Inc.

At the effective time and as a result of the Merger, (i) each share of common stock of Wolf Acquisition Corporation issued and outstanding immediately prior to the effective time was automatically converted into one share of common stock of the Company, and (ii) each share of common stock of the Company (other than shares held by stockholders who have perfected and not withdrawn a demand for appraisal rights under California law) was canceled and converted automatically into the right to receive approximately 0.0530908 of a share of Mimvi, Inc. (the “Per Share Merger Consideration”).